JURIKA & VOYLES

                           Jurika & Voyles Fund Group
                         1999 Harrison Street, Suite 700
                         Oakland, California 94612-3517
                                 (800) JV-INVST
                                 (800) 584-6878


                       STATEMENT OF ADDITIONAL INFORMATION
                           JURIKA & VOYLES FUND GROUP

                               INVESTMENT ADVISER:
                                 Jurika & Voyles
                         1999 Harrison Street, Suite 700
                                Oakland, CA 94612
                                 (800) JV-INVST

This Statement of Additional Information is dated October 28, 1999, as revised November 9, 1999.

This Statement of Additional Information ("SAI")pertains to the Jurika & Voyles Small-Cap Fund (the "Small-Cap Fund"), Jurika & Voyles Value+Growth Fund (the "Value+Growth Fund"), and Jurika & Voyles Balanced Fund (the "Balanced Fund"), together the "Funds," each a series of Jurika & Voyles Fund Group (the "Trust"). The SAI supplements the information contained in the Funds' current Prospectus dated October 28, 1999, which may be revised from time to time, and should be read in conjunction therewith. The Prospectus for the Funds may be obtained by writing or calling First Fund Distributors, Inc. at (800) JV-INVST. This Statement of Additional Information, although not in and of itself a prospectus, is incorporated by reference into the Prospectus in its entirety.
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                                TABLE OF CONTENTS


THE TRUST......................................................................3

INVESTMENT STRATEGIES AND RISKS................................................3

THE FUNDS' INVESTMENT POLICIES................................................14

MANAGEMENT OF THE FUNDS.......................................................16

THE ADVISER...................................................................20

THE FUNDS' ADMINISTRATOR......................................................23

THE FUNDS' DISTRIBUTOR........................................................24

TRANSFER AGENT AND CUSTODIAN..................................................24

HOW NET ASSET VALUE IS DETERMINED.............................................24

SHARE PURCHASES AND REDEMPTIONS...............................................26

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................26

HOW PERFORMANCE IS DETERMINED.................................................29

ADDITIONAL INFORMATION........................................................31

FINANCIAL STATEMENTS..........................................................31


NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND THE PROSPECTUS IDENTIFIED ABOVE, AS REVISED FROM TIME TO TIME, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST.

THE TRUST

The Trust is registered as an open-end diversified management investment company and was organized as a Delaware business trust on July 11, 1994. The Trust currently consists of three separate diversified series. The Trust's Board of Trustees decides on matters of general policy for all series and reviews the activities of the Adviser, Distributor and Administrator. The Trust's officers conduct and supervise the daily business operations of the Trust and each series.

Prior to October 28, 1999, the Small-Cap Fund was known as the "Mini-Cap Fund".

INVESTMENT STRATEGIES AND RISKS

Each of the Funds invest primarily in common stocks (and debt securities for the Balanced Fund), but also may invest in other equity securities including convertible preferred stocks, convertible debt securities, real estate investment trusts ("REITs") and warrants. A warrant represents a right to acquire other equity securities, often for consideration and subject to certain conditions.

The Funds are managed by Jurika & Voyles, L.P. ("Jurika & Voyles" or the "Adviser"). The principal investment goals and strategies of the Funds are described in detail in the Prospectus for each Fund. The achievement of each Fund's investment goal will depend on market conditions generally and on the analytical and portfolio management skills of the Adviser. The following discussion supplements the discussion in the Prospectus.

SHORT-TERM INVESTMENTS

The Funds may invest in short-term cash equivalent securities either for temporary, defensive purposes or, for the Balanced Fund, as part of an overall investment strategy. These consist of high-quality debt obligations eligible to be included in money market portfolios, such as U.S. Government securities, certificates of deposit, bankers' acceptances and commercial paper. High-quality means the obligations have been rated at least A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), have an outstanding issue of debt securities rated at least A by S&P or Moody's, or are of comparable quality in the opinion of the Adviser.

DEBT SECURITIES

The Funds' investments in debt securities may include all types of domestic or U.S. dollar-denominated foreign debt securities in any proportion, including bonds, notes, convertible bonds, mortgage-backed and asset-backed securities, including collateralized mortgage obligations and real estate mortgage investment conduits, U.S. Government and U.S. Government agency securities, zero coupon bonds, and short-term obligations such as commercial paper and notes, bank deposits and other financial obligations, and longer-term repurchase agreements. Under normal circumstances, the Adviser intends, but is not obligated, to construct the portfolio with a higher proportion of corporate issues than government or government agency securities. Bonds, notes and other corporate debt instruments include obligations of varying maturities within the overall maturity range noted above over a cross section of industries.

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In  determining  whether or not to invest in a  particular  debt  security,  the
Adviser considers factors such as the price, coupon and yield to maturity, the credit quality of the issuer, the issuer's cash flow and related coverage ratios, the property, if any, securing the obligation and the terms of the debt instrument, including subordination, default, sinking fund and early redemption provisions.

Subsequent to purchase, the rating of a debt issue may be reduced below the minimum rating acceptable for purchase by a Fund. A subsequent downgrade does not require the sale of the security, but the Adviser will consider such an event in determining whether to continue to hold the obligation. Appendix A to this SAI contains a description of Moody's and S&P ratings.

LOWER-RATED DEBT SECURITIES

The Funds may purchase lower-rated debt securities (e.g., those rated as low as B- by S&P or B3 by Moody's) that have more limited protection of payment of principal and interest. See Appendix A for a description of these ratings. These securities often are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising rates. While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Funds to value their portfolio securities, and their ability to dispose of these lower-rated debt securities.

Because the risk of default is higher for lower-quality securities, the Adviser's research and credit analysis are an integral part of managing any securities of this type held by the Funds. In considering investments for the Funds, the Adviser attempts to identify those issuers of securities whose financial condition is adequate to meet current and future obligations or is expected to improve so that current and future obligations can be met. The Adviser's analysis focuses on cash-generating ability, based on such factors as interest coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

Each Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of Fund shareholders.

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REAL ESTATE INVESTMENT TRUSTS

Each Fund may invest a portion of its assets (normally less than 15%) in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Certain REITs have relatively small capitalization, which may tend to increase the volatility of the market price of securities issued by them. Rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Funds' investments in REITs to decline. In addition to these risks, to the extent that REITs directly own real property, the trust may be affected by changes in the value of the underlying property owned by the trusts or by a tenant's ability to pay rent. To the extent a REIT invests in real estate mortgages, and derives its income from interest payments, the REIT may be affected by quality of the credit extended and the borrowers' ability to repay the mortgages when due.

U.S. GOVERNMENT SECURITIES

U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Home Loan Banks, the Federal National Mortgage Association ("FNMA"), and the Student Loan Marketing Association. Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury, others by discretionary authority of the U.S. Government to purchase the agencies' obligations, while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

ASSET-BACKED SECURITIES

Asset-backed securities represent undivided fractional interests in a trust with assets consisting of a pool of domestic loans such as motor vehicle retail installment sales contracts or credit card receivables. Asset-backed securities may be issued by governmental, government-related or private organizations. Payments typically are made monthly, consisting of both principal and interest payments. Asset-backed securities may be prepaid prior to maturity, so the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require a Fund to reinvest the proceeds at a lower interest rate. In addition, like other debt securities, the value of asset-backed securities will normally decline in periods of rising interest rates. Although generally rated AAA, the securities could still become illiquid or experience losses if guarantors or insurers default.

MORTGAGE-RELATED SECURITIES

Mortgage-related  securities  are  interests in a pool of mortgage  loans.  Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. In the case of mortgage-related securities, including real estate mortgage investment conduits and collateralized mortgage obligations, prepayments of principal by mortgagors or mortgage foreclosures will affect the average life of the mortgage-related securities remaining in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and by factors including general economic conditions, the underlying location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayments tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the average life of a pool of mortgages. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. Unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

AGENCY MORTGAGE-RELATED SECURITIES

The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association ("GNMA"), FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. Government securities with comparable maturities in large measure due to the risks associated with prepayment.

Adjustable rate mortgage securities ("ARMs") are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes.

Collateralized mortgage obligations ("CMOs") are debt obligations issued by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, such as GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by a U.S. Government agency or instrumentality, such as FHLMC, the CMOs represent obligations solely of the CMO issuer and are not insured or guaranteed by a U.S. Government agency or instrumentality. The issuers of CMOs typically have no significant assets other than those pledged as collateral for the obligations. The Funds will not invest in any new types of collateralized mortgage obligations without prior disclosure to the shareholders. Stripped mortgage securities, which are a form of CMO, are usually structured with classes that receive different proportions of the interest and principal payments on a pool of mortgages. Sometimes, one class will receive all of the interest (the interest only or "IO" class) while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on any IO class or PO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments and prepayments on the related underlying mortgages and, in the most extreme cases, an IO class may become worthless.

The liquidity of IOs and POs that are issued by the U.S. Government or its agencies and instrumentalities and backed by fixed-rate mortgage-related securities will be determined by the Adviser under the direct supervision of the Trust's Pricing Committee and approved by the Board of Trustees, and all other IOs and POs will be deemed illiquid for purposes of the Funds' limitation on illiquid securities.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES

The Funds may invest in mortgage-related securities offered by private issuers, including pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs that are collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages.

Mortgage-related securities created by private issuers generally offer a higher rate of interest (and greater credit risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees of payments. However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities.

The  Funds  may  purchase  some  mortgage-related   securities  through  private
placements without right to registration under the Securities Act of 1933, as amended (the "Securities Act").

FOREIGN INVESTMENTS

Each Fund may also invest up to 25% of its total assets in securities of foreign issuers, through sponsored and unsponsored Depositary Receipts. Some examples of Depositary Receipts are American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). Each Fund will limit its investment in any one foreign country to 5% of its total assets and will not invest more than 5% of its total assets directly in securities of foreign issuers. Investments in foreign securities may have special risks in addition to those mentioned above, including political or economic instability, currency exchange rate fluctuations and higher transaction costs.

The Funds may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

ADRs and GDRs are certificates evidencing ownership of shares of a foreign-based issuer held by a bank or similar financial institution as depository. Designed for use in U.S. and global securities markets, respectively, ADRs and GDRs are alternatives to the direct purchase of the underlying securities in their national markets and currencies.

FOREIGN CURRENCY TRANSACTIONS. Because the Funds may invest in foreign securities, the Funds may hold foreign currency deposits from time to time, and may convert U.S. dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser expects to enter into settlement hedges in the normal course of managing the Funds' foreign investments. A Fund also could enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser.

The Funds also may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in Deutsche marks, it could enter into a forward contract to sell Deutsche marks in return for U.S. dollars to hedge against possible declines in the Deutsche mark's value. Such a hedge (sometimes referred to as a "position hedge") would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund also could hedge the position by selling another currency expected to perform similarly to the Deutsche mark -- for example, by entering into a forward contract to sell European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedge securities are denominated.

SEC guidelines require mutual funds to designate cash and appropriate liquid assets to cover currency forward contracts that are deemed speculative. The Funds do not currently intend to enter into any such forward contracts. The Funds are not required to segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

The successful use of forward currency contracts will depend on the Adviser's skill in analyzing and predicting currency values. Forward contracts may change a Fund's investment exposure to changes in currency exchange rates substantially, and could result in losses to a Fund if exchange rates do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged a Fund by selling currency in exchange for dollars, a Fund would be unable to participate in the currency's appreciation. If the Adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the Adviser's use of forward currency contracts will be advantageous to any Fund, or that the Adviser will hedge at an appropriate time. If the Adviser is not correct in its forecast of interest rates, market values and other economic factors, a Fund would be better off without a hedge. The policies described in this section are non-fundamental policies of the Funds, and can therefore be changed without shareholder approval.

INDEXED SECURITIES

The Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. No Fund will invest more than 5% of its net assets in indexed securities. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; for example, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a call option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

POOLED FUND. The initial shareholders of each Fund have approved a fundamental policy authorizing each Fund, subject to authorization by the Board of Trustees, and notwithstanding any other investment restriction, to invest all of its assets in the securities of a single open-end investment company (a "pooled fund"). If authorized by the Trustees, a Fund would seek to achieve its investment objective by investing in a pooled fund which would invest in a portfolio of securities that complies with the Fund's investment objective, policies and restrictions. The Board currently does not intend to authorize investing in pooled funds. Each fund will notify its shareholders prior to adopting such an investment structure.

REPURCHASE AGREEMENTS

In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a specified number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. A Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Any repurchase transaction in which a Fund engages will require at least 100% collateralization of the seller's obligation during the entire term of the repurchase agreement. Each Fund may engage in straight repurchase agreements and tri-party repurchase agreements. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund in connection with bankruptcy proceedings), it is each Fund's current policy to limit repurchase agreement transactions to those parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser.

REVERSE REPURCHASE AGREEMENTS

The Funds may engage in reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank, broker-dealer or other financial institution, in return for cash, and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund generally will collateralize cash and high quality liquid assets to cover its obligation under the agreement. The Funds enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. A Fund's reverse repurchase agreements and dollar roll transactions that are accounted for as financings will be included among that Fund's borrowings for purposes of its investment policies and limitations.

ZERO COUPON DEBT SECURITIES

The Funds may invest in zero coupon securities. Zero coupon debt securities do not make interest payments; instead, they are sold at a discount from face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily net asset value, a Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

SECURITIES LENDING

The Funds may lend securities to parties such as broker-dealers, banks, or institutional investors. Securities lending allows the Funds to retain ownership of the securities loaned and, at the same time, to earn additional income. Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, they will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the SEC staff that the Funds may engage in loan transactions only under the following conditions: (1) a Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high-grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Funds are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

SHORT SALES

The Funds currently have no intention to seek to hedge investments or realize additional gains through short sales that are not covered or "against the box," but may do so in the future. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account) to the extent necessary to meet margin requirements until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale.

When a Fund engages in short sales, its custodian segregates an amount of liquid assets equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) the value of collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The collateral assets are marked-to-market daily, provided that at no time will the amount segregated plus the amount deposited with the broker be less than the current market value of the securities sold short.

In addition, the Funds in the future also may make short sales "against the box," i.e., when a security identical to one owned by a Fund is borrowed and sold short. If a Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities), and is required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

ILLIQUID INVESTMENTS

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Funds' investments and, through reports from the Adviser, the Board monitors trading activity in illiquid investments. In determining the liquidity of the Funds' investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment), and (6) in the case of foreign currency-denominated securities, any restriction on currency conversion. Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payments of principal and interest within seven days, over-the-counter options (and securities underlying such options), non-government stripped fixed-rate mortgage-backed securities and restricted securities. In the absence of market and dealer quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES. Restricted securities, which are one type of illiquid securities, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where the registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than the price that prevailed when it decided to seek registration of the security.

In  recent  years  a  large  institutional  market  has  developed  for  certain securities that are not registered under the Securities Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not determinative of the liquidity of such investments.

Rule 144A under the Securities Act establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the Adviser pursuant to guidelines approved by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security,
(3) the number of dealers that have undertaken to make a market in the security,
(4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Adviser monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on liquidity to the Board of Trustees.

WHEN-ISSUED SECURITIES

The Funds may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. Each Fund designates liquid assets in an amount sufficient to meet its payment obligations with respect to these transactions.

INVESTMENT COMPANIES

Each Fund may invest up to 10% of its total assets in shares of other investment companies. As a shareholder in another investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. In the case of a closed-end fund, shareholders would bear the expenses of both a Fund and the fund in which that Fund invests.

FUND TURNOVER

The Funds do not intend to engage in short-term trading. Under normal market conditions, the portfolio turnover rate for the Value+Growth Fund and the Balanced Fund should be less than 100%, while the turnover rate for the Small-Cap Fund is likely to be 150% or more. Please see the Financial Highlights for historical portfolio turnover figures. Portfolio turnover in excess of 100% increases brokerage costs incurred by a Fund and advances the recognition of gains by shareholders.

BORROWING

Each Fund may borrow money from banks in an aggregate amount not to exceed one-third of the value of the Fund's total assets to meet temporary or emergency purposes, and each Fund may pledge its assets in connection with such borrowings. A Fund will not purchase any securities while any such borrowings exceed 5% of that Fund's total assets (including reverse repurchase agreements and dollar roll transactions that are accounted for as financings).

The Fund aggregates reverse repurchase agreements and dollar roll transactions that are accounted for as financings with its bank borrowings for purposes of limiting borrowings to one-third of the value of the Fund's total assets.

LEVERAGE

Leveraging the Funds through various forms of borrowing creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for a Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

THE FUNDS' INVESTMENT POLICIES

As stated in the Prospectus and as set forth in greater detail below, various restrictions apply to each Fund's investments. In particular, each Fund has adopted certain fundamental investment policies. These fundamental restrictions cannot be changed in any material fashion without the approval of the holders of the majority of a Fund's outstanding shares, which, for this purpose, means the lesser of (1) more than 50% of a Fund's outstanding shares, or (2) 67% of the shares represented at a meeting where more than 50% of a Fund's shares are represented. The Board of Trustees, as a matter of policy or in order to comply with specific legal requirements, has adopted certain additional investment restrictions which may be changed at the Board's discretion (consistent with any applicable legal requirements).

These restrictions (both fundamental and discretionary) may make reference to certain activities -- such as futures and options -- in which the Funds currently do not engage, but which might be used by a Fund in the future. A Fund will not engage in any substantive new activity without prior Board of Trustees' approval, notification to shareholders, and, in the case of fundamental restrictions, shareholder approval. Unless otherwise provided, all references to the value of a Fund's assets are in terms of current market value at the time of calculation.

As a matter of fundamental policy, a Fund may not:

(1) Change its status as a diversified series, which requires that each Fund, with respect to 75% of its total assets, not invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in such issuer (the remaining 25% of the Fund's total assets may be invested without restriction except to the extent other investment restrictions may be applicable);

(2) invest 25% or more of the value of the Fund's total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities or tax-exempt securities issued by state governments or political subdivisions);

(3) borrow money, except that each Fund may enter into bank loans for temporary or emergency purposes or engage in otherwise permissible leveraging activities (including reverse repurchase agreements and dollar roll transactions that are accounted for as financings) in any amount not in excess of one-third of the value of the Fund's total assets (at the lesser of acquisition cost or current market value). No investments will be made by any Fund if its borrowings exceed 5% of total assets;

(4) issue senior securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, and options and futures transactions, or issuing shares of beneficial interest in multiple classes;

(5) make loans of more than one-third of the Fund's net assets, including loans of securities, except that the Fund may, subject to the other restrictions or policies stated herein, purchase debt securities or enter into repurchase agreements with banks or other institutions to the extent a repurchase agreement is deemed to be a loan;

(6) purchase or sell commodities or commodity contracts, or interests in oil, gas, or other mineral leases, or other mineral exploration or development programs, except that the Fund may invest in companies that engage in such businesses to the extent otherwise permitted by the Fund's investment policies and restrictions and by applicable law, and may engage in otherwise permissible options and futures activities as described in the Prospectus and this Statement of Additional Information (currently none authorized);

(7) purchase or sell real estate, except that the Fund may invest in securities secured by real estate or real estate interests, or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests;

(8) underwrite securities of any other company, except that the Fund may invest in companies that engage in such businesses, and except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities; and

(9) notwithstanding any other fundamental investment restriction or policy, each Fund reserves the right to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as that Fund.

As a matter of additional fundamental policy, implemented at the discretion of the Board of Trustees, a Fund may not:

(10) purchase or write put, call, straddle or spread options or engage in futures transactions except as described in the Prospectus or SAI (none currently authorized);

(11) make short sales (except covered or "against the box" short sales) or purchases on margin, except that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of its portfolio securities and, as required in connection with permissible options, futures, short selling and leveraging activities as described elsewhere in the Prospectus and SAI (none currently authorized);

(12) mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements, short sales, financial options and other hedging activities);

(13) purchase the securities of any company for the purpose of exercising management or control (but this restriction shall not restrict the voting of any proxy);

(14) purchase more than 10% of the outstanding voting securities of any one issuer;

(15) purchase the securities of other investment companies, except as permitted by the 1940 Act, except as otherwise provided in the Prospectus (each Fund reserves the right to invest all of its assets in shares of another investment company);

(16) participate on a joint basis in any trading account in securities, although the Adviser may aggregate orders for the sale or purchase of securities with other accounts it manages to reduce brokerage costs or to average prices;

(17) invest, in the aggregate, more than 15% of its net assets in illiquid securities;

(18) invest more than 25% of its total assets in foreign securities, invest more than 5% of its total assets in any one foreign country, or invest more than 5% of its net assets in securities denominated in foreign currencies; and

(19) invest more than 5% of its net assets in indexed securities.

Except as otherwise noted, all percentage limitations set forth above apply immediately after a purchase, and a subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

Set forth below is certain information about the Trust's trustees and executive officers:

JUDY G. BARBER, Trustee
DATE OF BIRTH: 12/31/46

1515 Fourth Street, Napa, CA 94559. Ms. Barber has been the principal of JGB Associates since 1980. Ms. Barber specializes in business and other consulting for high net worth families and individuals.

ROBERT E. BOND, Trustee
DATE OF BIRTH: 2/15/41

1814 Franklin Street, Suite 820, Oakland, CA 94612.. Since 1983, Mr. Bond has been the principal of Source Book Publications, a book publishing and distribution company. Also since 1988, Mr. Bond has been the principal of Bond & Associates, a real estate, business and franchise consultant Finally, since 1992, Mr. Bond has been a principal of The Center for Independent Financial Analysis, an independent contractor to the U.S. Department of Commerce with regard to franchise publications.

DARLENE T. DeREMER, Trustee
DATE OF BIRTH: 11/27/55

c/o DeRemer & Associates, 155 South Street, P.O. Box 487, Wrentham, MA 02093. Ms. DeRemer has been the founder and President of DeRemer & Associates since 1987. DeRemer & Associates is a marketing consulting firm to the financial services industry.

SCOTT A.  JAGGERS,  Treasurer,  Secretary  and  Principal  Financial  Accounting
Officer
DATE OF BIRTH: 12/4/67

c/o Jurika & Voyles, 1999 Harrison Street, Suite 700, Oakland, CA 94612. Mr. Jaggers is Vice President and Director of Compliance at Jurika & Voyles, where he has been employed since 1997. From 1995 to 1997, Mr. Jaggers was an Associate in Mergers & Acquisitions with Putnam, Lovell & Thornton, prior to which he was an Associate in Corporate Finance with Raffensperger, Hughes & Co.

*KARL O. MILLS, Trustee, Chairman of the Board of Trustees and Principal Executive Officer
DATE OF BIRTH: 8/14/60

c/o Jurika & Voyles, 1999 Harrison Street, Suite 700, Oakland, CA 94612. Mr. Mills is Vice Chairman and Chief Strategist at Jurika & Voyles, where he has been employed since 1988.

BRUCE M. MOWAT, Trustee
DATE OF BIRTH: 12/8/43

1999 Harrison Street, Suite 750, Oakland, CA 94612-3517. Since 1976, Mr. Mowat has been a partner of Mowat Mackie & Anderson, LLP, a firm of Certified Public Accountants.

Mr. Mowat's accounting firm has prepared tax returns for the Adviser and certain of its principals. The total amount paid to Mr. Mowat's firm from those services has been approximately $15,000 per year and is expected to remain at approximately the same level in future years. Although Mr. Mowat has no role in the provision of those services, he is a principal in his firm and shares in its profits. The amounts paid to his firm are not material to either the Adviser or Mr. Mowat's firm and represent substantially less than one percent of his firm's total annual revenues.

WILLIAM H. PLAGEMAN, JR., Trustee
DATE OF BIRTH: 6/13/43

1999 Harrison Street, Suite 2700, Oakland, CA 94612. Mr. Plageman has been the principal of Plageman, Lund & Miller LLP since 1993. Mr. Plageman specializes in probate, trust and estate law.

Mr. Plageman's law firm has provided limited legal advice to for the Adviser and certain of its principals. None of those legal services relate to or involve the Trust or the Funds. The total amount paid to Mr. Plageman's firm from those services has been approximately $5,000 during the last year. Although Mr. Plageman has no role in the provision of those services, he is a principal in his firm and shares in its profits. The amounts paid to his firm are not material to either the Adviser or Mr. Plageman's firm and represent substantially less than one percent of his firm's total annual revenues.

*SHERRY A. UMBERFIELD, Trustee
DATE OF BIRTH: 8/12/54

c/o NVEST, L.P., 399 Boylston Street, Boston, MA 02116. Ms. Umberfield has been a Trustee since 1998. Ms. Umberfield is Executive Vice President in charge of Corporate Development for Nvest, L.P., where she has been employed since 1982.

PAUL R. WITKAY, Trustee
DATE OF BIRTH: 10/9/54

2121 North California Blvd., Suite 290, Walnut Creek, CA 94596. Mr. Witkay has been the President of Alliance of Chief Executives, Inc. since April, 1996. From 1993 until 1996, Mr. Witkay was the Vice President and General Manager of VitalAire Corp. America, a subsidiary of Air Liquide America Corp. (home respiratory products and services). From 1991 until 1993, Mr. Witkay was the Director of Strategic Planning and Management for Air Liquide America Corp.

* DENOTES A TRUSTEE WHO IS AN "INTERESTED PERSON," AS DEFINED IN THE 1940 ACT.

The following compensation was paid to each of the following Trustees for the fiscal year ended June 30, 1999. No other compensation or retirement benefits were received by any Trustee or officer from the Registrant or other registered investment company in the Trust.

     Name of Trustee                                          Total Compensation
     ---------------                                          ------------------
     Darlene T. DeRemer                                             $6,500(1)
     Robert E. Bond                                                 $7,500(1)
     Bruce M. Mowat                                                 $7,500(1)
     William H. Plageman                                            $7,500(1)
     Judy G. Barber                                                 $7,500(1)
     Paul R. Witkay                                                 $7,500(1)

(1) Compensation was paid by the Trust.

CONTROL PERSONS AND SHARE OWNERSHIP

As of October 8, 1999, to the knowledge of the Funds, the following shareholders of record owned 5% or more of the outstanding shares of the respective Funds indicated:

                                                              NUMBER     PERCENT
                                                            OF SHARES      OF
NAME OF FUND         NAME AND ADDRESS OF RECORD OWNER         OWNED      SHARES
------------         --------------------------------       ---------    -------
Balanced Fund        Charles Schwab & Co., Inc.               726,740     26.07%

Small-Cap Fund       Charles Schwab & Co., Inc.               587,324     33.44%

Small-Cap Fund       US Bank National Association             213,345     12.15%

Value +Growth Fund   Vanguard Fiduciary Trust Co.           1,051,612     45.31%

Value +Growth Fund   Fidelity Investments Inst Operation.     275,128     11.85%

Value +Growth Fund   Charles Schwab & Co., Inc.               231,122      9.96%

Value+Growth Fund    Union Bank of California                 171,489      7.39%

As of October 8, 1999, the Trustees and officers of the Trust, as a group, owned less than 5% of the outstanding shares of each Fund.

THE ADVISER

Jurika & Voyles, a Delaware limited partnership, is the Adviser for the Funds. Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), the Adviser determines the composition of the Funds' portfolios, the nature and timing of the changes to the Funds' portfolios and the manner of implementing such changes. The Adviser also (a) provides the Funds with investment advice, research and related services for the investment of their assets, subject to such directions as it may receive from the Board of Trustees; (b) pays all of the Trust's executive officers' salaries and executive expenses (if any); (c) pays all expenses incurred in performing its investment advisory duties under the Advisory Agreement; and (d) furnishes the Funds with office space and certain administrative services. The services of the Adviser to the Funds are not deemed to be exclusive, and the Adviser or any affiliate thereof may provide similar services to other series of the Trust, other investment companies and other clients, and may engage in other activities. The Funds may reimburse the Adviser (on a cost recovery basis only) for any services performed for a Fund by the Adviser outside its duties under the Advisory Agreement.

As of September 30, 1999, the Adviser had discretionary management authority for approximately $3.6 billion of assets.

The Adviser is affiliated with Nvest, L.P. ("Nvest"). Nvest is a publicly traded limited partnership affiliated with Metropolitan Life Insurance Company. Nvest is an indirect holding company for several investment management firms including Loomis, Sayles & Company, L.P., Reich & Tang Capital Management, Back Bay Advisors, L.P., Harris Associates, L.P., Vaughan, Nelson Scarborough & McCullough, L.P., and Westpeak Investment Advisors, L.P (the "NVEST Group"). Each of these investment management firms may manage investment companies. As of September 30, 1999, the NVEST Group managed approximately $1.27 billion in investments, including approximately $35 billion of mutual fund assets.

The Advisory Agreement for the Funds permits the Adviser to seek reimbursement of any reductions made to its management fee within the three-year period following such reduction, subject to a Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. Any such management fee reimbursement may be accounted for on the financial statements of the Fund as a contingent liability of the Fund, and may appear as a footnote to the Fund's financial statements until such time as it appears that the Fund will be able to effect such reimbursement. At such time as it appears probable that the Fund is able to effect such reimbursement, the amount of reimbursement that the Fund is able to effect will be accrued as an expense of the Fund for that current period.

The Advisory  Agreement may be  terminated by the Adviser or the Trust,  without
penalty,   on  60  days'  written   notice  to  the  other  and  will  terminate
automatically in the event of its assignment.

EXPENSES

Each Fund will pay all expenses related to its operation which are not borne by the Adviser or the Distributor. These expenses include, among others: legal and auditing expenses; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; brokerage commissions or charges; fees of custodians, transfer agents, registrars, third-party servicing agents or other agents; distribution plan fees; expenses relating to the redemption or repurchase of a Fund's shares; expenses associated with registration and notice filings of Fund shares for sale under applicable federal and state laws and maintaining such registrations and notice filings; expenses of preparing, printing and distributing to Fund shareholders Prospectuses, proxy statements, reports, notices and dividends; costs of stationery; costs of shareholders' and other meetings of a Fund; fees paid to members of the Board of Trustees (other than members who are affiliated persons of the Adviser); a Fund's pro rata portion of premiums of any fidelity bond and other insurance covering a Fund and the Trust's officers and trustees or other expenses of the Trust; and expenses including prorated portions of overhead expenses (in each case on cost recovery basis only) of services for a Fund performed by the Adviser outside of its investment advisory duties under the Advisory Agreement. A Fund also is liable for such nonrecurring expenses as may arise, including litigation to which a Fund may be a party. Each Fund has agreed to indemnify its trustees and officers with respect to any such litigation. Each Fund also paid its own organizational expenses, which are being amortized over five years.

As noted in the Prospectus, the Adviser has contractually agreed to reduce its fee to each Fund by the amount, if any, necessary to keep the Fund's total annual operating expenses (excluding credit line commitment fees) (expressed as a percentage of its average daily net assets), at or below the lesser of the following levels: Small-Cap Fund -- 1.50%; Value+Growth Fund -- 1.25%; Balanced Fund -- 0.95%; and/or the maximum expense ratio allowed by any state in which such Fund's shares are then qualified for sale. That contract has a one-year term, renewable annually. The Adviser also may at its discretion from time to time pay for other respective Fund expenses from its own assets, or reduce the management fee of a Fund in excess of that required. During the fiscal year ended June 30, 1999, the Advisory Fees for the Small-Cap Fund, the Value+Growth Fund, and the Balanced Fund were $416,566, $322,503, and $408,129, respectively, of which the Adviser waived $157,576, $122,972, and $112,297, respectively. For the fiscal year ended June 30, 1998, the Advisory Fees for the Small-Cap Fund, the Value+Growth Fund, and the Balanced Fund were $1,356,867, $333,535, and $586,424, respectively, of which the Adviser waived $67,397, $88,072, and $250,482, respectively. For the fiscal year ended June 30, 1997, the Advisory Fees for the Small-Cap Fund, the Value+Growth Fund, and the Balanced Fund were $1,077,995, $169,001, and $456,988, respectively, of which the Adviser recouped (waived) $117,965, ($168,152), and ($27,549), respectively.

SHAREHOLDER SERVICES PLAN

The Trust has adopted a Shareholder Services Plan with respect to shares of the Funds. Pursuant to the Shareholder Services Plan, the Adviser as Services Coordinator will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of the Funds. Each Fund will reimburse the Adviser and other service providers up to an aggregate of 0.25% of the net assets of the Fund on an annual basis, payable monthly for fees the Adviser pays to certain banks, trust companies, broker-dealers, and other financial intermediaries (each a "Participating Organization") for performing shareholder servicing functions with respect to shares of the Funds owned from time to time by customers of the Participating Organization. In certain cases, the Adviser may also pay a fee, out of its own resources and not to be reimbursed by the Shareholder Services Plan, to a Participating Organization for providing other administrative services to its customers who invest in shares of the Fund.

Pursuant to the Shareholder Services Plan, the Adviser will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of shares of the Funds, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, Prospectuses, and other correspondence from the Funds to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of accounts) where such shareholders hold shares of the Funds registered in the name of the Adviser, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

The Adviser may also enter into agreements with Participating Organizations that process substantial volumes of purchases and redemptions of shares of the Funds for their customers. Under these arrangements, the Participating Organization will ordinarily establish an omnibus account with the Funds' Transfer Agent and will maintain sub-accounts for customers for whom it processes purchases and redemptions of shares.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for arranging the execution of the Funds' portfolio transactions and the allocation of brokerage activities. In arranging such transactions, the Adviser will seek to obtain the best execution for each Fund, taking into account such factors as price, size of order, difficulty of execution, operational facilities of the firm involved, the firm's risk in positioning a block of securities and research, market and statistical information provided by such firm. While the Adviser generally seeks reasonably competitive commission rates, a Fund will not necessarily always receive the lowest commission available.

The Funds have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokers who provide supplemental research, market and statistical information to the Adviser may receive orders for transactions by a Fund. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Adviser in providing services to clients other than the Funds, and not all such information may be used by the Adviser in connection with a Fund. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser in the future may effect securities transactions may be useful to the Adviser in providing services to a Fund. To the extent the Adviser receives valuable research, market and statistical information from a broker-dealer, the Adviser intends to direct orders for Fund transactions to that broker-dealer, subject to the foregoing policies, regulatory constraints, and the ability of that broker-dealer to provide competitive prices and commission rates. In accordance with the rules of the National Association of Securities Dealers, Inc., the Funds may also direct brokerage to broker-dealers who facilitate sales of the Funds' shares, subject to also obtaining best execution as described above from such broker-dealer.

A portion of the securities in which the Funds may invest are traded in the over-the-counter markets, and each Fund intends to deal directly with the dealers who make markets in the securities involved, except as limited by applicable law and in certain circumstances where better prices and execution are available elsewhere. Securities traded through market makers may include markups or markdowns, which are generally not determinable. Under the 1940 Act, persons affiliated with a Fund are prohibited from dealing with that Fund as principal in the purchase and sale of securities except after application for and receipt of an exemptive order. The 1940 Act restricts transactions involving a Fund and its "affiliates," including, among others, the Trust's trustees, officers, and employees and the Adviser, and any affiliates of such affiliates. Affiliated persons of a Fund are permitted to serve as its broker in over-the-counter transactions conducted on an agency basis only.

Investment decisions for each Fund are made independently from those of accounts advised by the Adviser or its affiliates. However, the same security may be held in the portfolios of more than one account. When two or more accounts advised by the Adviser simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated among each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large volume transactions may produce better executions and prices.

During the fiscal years ended June 30, 1999, 1998 and 1997 , brokerage commissions paid by the Small-Cap Fund totaled $211,310, (of which $34,392 was paid to firms that furnished research services) $278,045 and $777,932, respectively. For the fiscal periods ended June 30, 1999, 1998 and 1997, brokerage commissions paid by the Value+Growth Fund totaled $75,508, (of which $15,980 was paid to firms that furnished research services) $39,052 and $73,514, respectively. Brokerage commissions paid by the Balanced Fund were $64,374, (of which $14,406 was paid to firms that furnished research services) $42,425 and $64,976, for the fiscal years ended June 30, 1999, 1998 and 1997, respectively.

THE FUNDS' ADMINISTRATOR

The Funds have an Administration Agreement with Investment Company Administration, L.L.C. (the "Administrator"), with offices at 2020 East Financial Way, Suite 100, Glendora, CA 91741. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, Prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Funds; prepare all required filings necessary to maintain the Funds' notice filings to sell shares in all states where each Fund currently does, or intends to do, business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Funds' servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary each Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Funds and the Administrator. For its services, the Administrator receives an annual fee equal to the greater of 0.10% of the first $100 million of the Trust's average daily net assets, 0.05% of the next $150 million, 0.03% of the next $250 million and 0.01% thereafter, subject to a $40,000 minimum per annum per fund. During the fiscal year ended June 30, 1999, the Administrator received fees of $64,466, $45,490, and $52,625, from the Small-Cap, Value+Growth and Balanced Funds, respectively.

THE FUNDS' DISTRIBUTOR

First Fund Distributors, Inc. (the "Distributor"), a broker-dealer affiliated with the Administrator, acts as each Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distribution Agreement between the Funds and the Distributor continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of each Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

TRANSFER AGENT AND CUSTODIAN

Nvest, L.P., an affiliate of the Funds' Adviser, serves as the Funds' Transfer Agent. As Transfer Agent, it maintains records of shareholder accounts, processes purchases and redemptions of shares, acts as dividend and distribution disbursing agent and performs other related shareholder functions. State Street Bank & Trust Company serves as the Funds' Custodian. As Custodian, it and subcustodians designated by the Board of Trustees hold the securities in the Funds' portfolio and other assets for safekeeping. The Transfer Agent and Custodian do not and will not participate in making investment decisions for the Funds.

HOW NET ASSET VALUE IS DETERMINED

The net asset value of each Fund's shares is calculated once daily, as of 4:00 p.m. New York time (the "Portfolio Valuation Time"), on each day that the New York Stock Exchange (the "NYSE") is open for regular trading, by dividing each Fund's net assets (assets less liabilities) by the total number of shares outstanding and rounding to the nearest cent per share.

The NYSE is closed on Saturdays, Sundays, New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Funds do not expect to determine the net asset value of their shares on any day when the NYSE is not open for trading even if there is sufficient trading in their portfolio securities on such days to materially affect the net asset value per share.

Because of the difference between the bid and asked prices of the over-the-counter securities in which a Fund may invest, there may be an immediate reduction in the net asset value of the shares of a Fund after a Fund has completed a purchase of such securities. This is because such OTC securities will be valued at the last sale price (which is generally below the asked price), but usually are purchased at or near the asked price.

Each Fund's portfolio may include foreign securities listed on foreign stock exchanges and debt securities of foreign governments and corporations. Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the Portfolio Valuation Time. In addition, trading in and valuation of foreign securities may not take place on every day that the NYSE is open for trading. Furthermore, trading takes place in various foreign markets on days on which the NYSE is not open for trading and on which the Funds' net asset values are not calculated. Any changes in the value of foreign currency forward contracts due to exchange rate fluctuations are included in determination of net asset value.

Generally, each Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser, the Board of Trustees, and the Board's Pricing Committee Portfolio securities that are listed or admitted to trading on a U.S. exchange are valued at the last sale price on the principal exchange on which the security is traded, or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities admitted to trading on the Nasdaq, and securities traded only in the U.S. over-the-counter market are valued at the last sale price, or, if there has been no sale that day, at the mean between the closing bid and asked prices. Foreign securities are valued at the last sale price in the principal market where they are traded, or if the last sale price is unavailable, at the mean between the last bid and asked prices available reasonably prior to the time the Funds' net asset values are determined. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Pricing Committee, based on the Adviser's recommendations, under the supervision of the Board of Trustees and under procedures adopted by the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

Corporate and government debt securities held by the Funds are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service approved by the Board of Trustees, or at fair value as determined in good faith by procedures approved by the Board of Trustees. Any such pricing service, in determining value, is expected to use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield-to-maturity information.

If any securities held by a Fund are restricted as to resale or do not have readily available market quotations, the Pricing Committee determines their fair value. The Trustees periodically review such valuations and valuation procedures. The fair value of such securities is generally determined as the amount which a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding relative to current average trading volume, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Foreign securities quoted in foreign currencies are translated into U.S. dollars using the latest available exchange rates. As a result, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of a Fund's shares even though there has not been any change in the market values of such securities. Any changes in the value of foreign currency forward contracts due to exchange rate fluctuations are included in determination of net asset value.

The Funds may occasionally invest in initial public offerings and in other offerings that provide final allocation or trade figures after the trade date. For example, a fund may submit a trade ticket to a member of an underwriting syndicate on the trade date ("T") for the purchase of 10,000 shares. With a typical trade in the open market that is not part of an offering, the fund would calculate its net asset value the following trading day (T+1) assuming the purchase of 10,000 shares and completion of the trade. Settlement on a delivery versus payment basis would occur two days thereafter (T+3). However, to continue the example, a trade ticket for an initial public offering may result in the fund's final purchase of anywhere from zero to 10,000 shares based on an allocation by the members of the underwriting syndicate on or after the trade date. In situations where there is a delayed allocation from the broker or the counterparty to a transaction, the fund should include shares for which it has submitted a trade ticket in determining its net asset value only after the fund has been notified of the final allocation for the offering. This normally will result in the security being included in the calculation of net asset value on the second day following the trade (T+2). Customary settlement for these types of trades is T+4. The Trust has adopted this policy to avoid the possible need to re-price its shares with respect to the close of trading on the day following the trade date (T+1).

All other assets of the Funds are valued in such manner as the Pricing Committee in good faith deems appropriate to reflect their fair value.

SHARE PURCHASES AND REDEMPTIONS

Information concerning the purchase and redemption of the Funds' shares is contained in the Prospectus under "How to Buy Shares" and "How to Sell Shares"

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of each Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of a Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments.

During any 90-day period, the Trust is committed to pay in cash all requests to redeem shares by any one shareholder, up to the lesser of $250,000 or 1% of the value of the Trust's net assets at the beginning of the period. Should redemptions by any individual shareholder (excluding street name or omnibus accounts maintained by financial intermediaries) exceed this limitation, the Trust reserves the right to redeem the excess amount in whole or in part in securities or other assets. If shares are redeemed in this manner, the redeeming shareholder usually will incur additional brokerage costs in converting the securities to cash.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund intends to distribute substantially all of its net investment income and net capital gains, if any. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains of the current year. Unless a shareholder elects cash distributions on the Account Application form or submits a written request to a Fund at least 10 full business days prior to the record date for a distribution in which the shareholder elects to receive such distribution in cash, distributions will be credited to the shareholder's account in additional shares of a Fund based on the net asset value per share at the close of business on the day following the record date for such distribution.

Each Fund has qualified and elected, and intends to continue to qualify, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify, a Fund must meet certain requirements with respect to the source of its income, diversification of its assets and distributions to its shareholders. The Trustees reserve the right not to maintain the qualification of a Fund as a regulated investment company if they determine such course of action to be more beneficial to the shareholders. In such case, a Fund will be subject to federal and state corporate income taxes on its income and gains, and all dividends and distributions to shareholders will be ordinary dividend income. Dividends declared by a Fund in October, November, or December of any calendar year to shareholders of record as of a record date in such a month will be treated for federal income tax purposes as having been received by shareholders on December 31 of that year if they are paid during January of the following year.

Under Subchapter M, a Fund will not be subject to federal income taxes on the net investment income and capital gains it distributes to shareholders, provided that at least 90% of its investment company taxable income for the taxable year is so distributed. A Fund will generally be subject to federal income taxes on its undistributed net investment income and capital gains. A nondeductible 4% excise tax also is imposed on each regulated investment company to the extent that it does not distribute to investors in each calendar year an amount equal to 98% of its ordinary income for such calendar year plus 98% of its capital gain net income for the one-year period ending on October 31 of such year plus 100% of any undistributed ordinary or capital gain net income for the prior period. Each Fund intends to declare and pay dividends and capital gain distributions in a manner to avoid imposition of the excise tax.

The Funds may write, purchase or sell certain option contracts. Such transactions are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. Unless the Funds are eligible and make a special election, such option contracts that are "Section 1256 contracts" will be "marked-to-market" for federal income tax purposes at the end of each taxable year (i.e., each option contract will be treated as sold for its fair market value on the last day of the taxable year). In general, unless the special election referred to in the previous sentence is made, gain or loss from transactions in such option contracts will be 60% long-term and 40% short-term capital gain or loss.

Section 1092 of the Code, which applies to certain "straddles," may affect the taxation of the Funds' transactions in option contracts. Under Section 1092, the Funds may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing, and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables, and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60%-40% rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of a Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

The Funds also may invest in the stock of foreign companies that may be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that the Funds derive from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, each of the Funds may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. The Funds will endeavor to limit their exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Since it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Funds may incur the PFIC tax in some instances.

Dividends of net investment income (including any net realized short-term capital gains) paid by a Fund are taxable to shareholders of the Fund as ordinary income, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, by a Fund, which are designated as capital gain dividends by the Fund, are taxable as long-term capital gains, whether such distributions are taken in cash or reinvested in additional shares, and regardless of how long shares of a Fund have been held. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed. Tax-exempt shareholders will not be required to pay taxes on amounts distributed to them, unless they have borrowed to purchase or carry their shares of a Fund. Statements as to the tax status of distributions to shareholders will be mailed annually.

Any dividend from net investment income or distribution of long-term capital gains received by a shareholder will have the effect of reducing the net asset value of a Fund's shares held by such shareholder by the amount of the dividend or distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the dividend of net investment income or a long-term capital gains distribution, such dividend or distribution, although constituting a return of capital, nevertheless will be taxable as described above. Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time may include the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless be taxable to them.

Dividends paid by a Fund will be eligible for the 70% dividends received deduction for corporate shareholders, to the extent that a Fund's income is derived from certain qualifying dividends received from domestic corporations. Availability of the deduction is subject to certain holding period and debt-financing limitations. Capital gains distributions are not eligible for the 70% dividends received deduction.

Special tax treatment is accorded distributions from accounts maintained as IRAs. For example, distributions from traditional IRA's, which are not reinvested, made to account holders who are not at least 59 1/2, are subject to a special penalty tax.

Each  Fund  is  required  to  withhold  31% of  reportable  payments  (including dividends, capital gain distributions and redemption proceeds) to individuals and other nonexempt shareholders who have not complied with applicable regulations. In order to avoid this backup withholding requirement, each shareholder must provide a social security number or other taxpayer identification number and certify that the number provided is correct and that the shareholder is not currently subject to backup withholding, or the shareholder should indicate that it is exempt from backup withholding. Even though all certifications have been made on the Application, a Fund may be required to impose backup withholding if it is notified by the IRS or a broker that such withholding is required for previous under-reporting of interest or dividend income or use of an incorrect taxpayer identification number. Nonresident aliens, foreign corporations, and other foreign entities may also be subject to withholding of up to 30% on certain payments received from a Fund.

The foregoing discussion and related discussion in the Prospectus do not purport to be a complete description of all tax implications of an investment in a Fund. A shareholder should consult his or her own tax adviser for more information about federal, state, local, or foreign taxes. Paul, Hastings, Janofsky & Walker LLP, legal counsel to the Trust, has expressed no opinion in respect thereof.

HOW PERFORMANCE IS DETERMINED

Standardized Performance Information

AVERAGE ANNUAL TOTAL RETURN. The average annual total return included with any presentation of a Fund's performance data will be calculated according to the following formula:

                                        n
                                  P(1+T)  = ERV

Where:    P    = a hypothetical initial payment of $10,000
          T    = average annual total return
          n    = number of years
          ERV = ending redeemable value of a hypothetical $10,000 payment (made at the beginning of the 1-, 5-, or 10-year periods) at the end of the 1-, 5-, or 10-year periods or fractional portion thereof).

AGGREGATE TOTAL RETURN. A Fund's "aggregate total return" figures represent the cumulative change in the value of an investment in that Fund for the specified period and are computed by the following formula:

                                     ERV - P
                                     -------
                                        P

Where:    P    = a hypothetical initial payment of $10,000
          ERV = ending redeemable value of a hypothetical $10,000 investment made at the beginning of 1-, 5- or 10 -year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the performance of such fund for any period in the future. In addition, because performance will fluctuate, it does not provide an adequate basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

The average annual total return for each Fund for the periods indicated was as follows:

                                               Year Ended     Inception* Through
     Fund                                       6/30/99            6/30/99
     ----                                      ----------     ------------------
     Small-Cap Fund                              (3.78)%            21.73%
     Value+Growth Fund                            6.05%             18.66%
     Balanced Fund                                5.38%             13.21%

* The dates of inception for the Funds were: Small-Cap, September 30, 1994; Value+Growth, September 30, 1994; and Balanced Fund, March 9, 1992.

Fund shares impose no sales load on initial purchases or on reinvested dividends. Accordingly, no sales charges are deducted for purposes of this calculation. The calculation of total return assumes that all dividends, if any, and distributions paid by a Fund would be reinvested at the net asset value on the day of payment.

INVESTMENT PHILOSOPHY

From time to time the Funds may publish or distribute information and reasons why the Adviser believes investors should invest in the Funds. For example, the Funds may refer to the Adviser's equity investment approach, which is founded on the principles of Value+Growth. The Funds may state that the Adviser's investment professionals actively research quality companies that are not only undervalued based on their current earnings, but also offer significant potential for future growth.

The Funds also may state that the Adviser uses a practical approach to investing that emphasizes sound business judgment and common sense, and that this approach involves building the Funds' portfolios as a collection of ownership in individual companies that represent both excellent businesses and excellent investments, based upon such companies' competitive advantage, financial health and price. The Funds may also state that this approach has produced above market returns while minimizing the "swings" associated with certain investment styles. The Balanced Fund may, from time to time, state that bonds are used to reduce volatility of the Fund.

INDICES AND PUBLICATIONS

In the same shareholder communications, sales literature, and advertising, a Fund may compare its performance with that of appropriate indices such as the Russell 1000 Index, Russell 2000 Index, Russell Mid-Cap Index, Standard & Poor's MidCap 400 Index , the Nasdaq Composite Index, , or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities. The indices listed above are unmanaged groups of common stocks traded principally on national securities exchanges and the over the counter market, respectively. A Fund also may, from time to time, compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by rating services and publications, such as Lipper, Inc., Morningstar Mutual Funds, Forbes, Money and Business Week.

In addition, one or more portfolio managers or other employees of the Adviser may be interviewed by print media, such as The Wall Street Journal or Business Week, or electronic news media, and such interviews may be reprinted or excerpted for the purpose of advertising regarding the Fund.

ADDITIONAL INFORMATION

LEGAL OPINION

The validity of the shares offered by the Prospectus has been passed upon by Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, California 94104, the legal counsel to the Trust.

AUDITORS

The   annual   financial   statements   of  the  Funds   will  be   audited   by
PricewaterhouseCoopers LLP, independent public accountant for the Funds.

LICENSE TO USE NAME

Jurika & Voyles has granted the Trust and each Fund the right to use the designation "Jurika & Voyles" in their names, and has reserved the right to withdraw its consent to the use of such designation under certain conditions, including the termination of the Adviser as the Funds' investment adviser. Jurika & Voyles also has reserved the right to license others to use this designation, including any other investment company.

OTHER INFORMATION

The Prospectus and this SAI, together, do not contain all of the information set forth in the Registration Statement of Jurika & Voyles Fund Group filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The Registration Statement may be inspected at the Public Reference Room of the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.

FINANCIAL STATEMENTS

Audited financial statements for the fiscal year ended June 30, 1999 for the Small-Cap Fund, the Value+Growth Fund and the Balanced Fund, as contained in the Annual Report to Shareholders are incorporated herein by reference to the Annual Report.

                                   APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

This Appendix describes ratings applied to corporate bonds by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's").

S&P'S RATINGS

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Bonds rated A has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B: Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

THE B RATING CATEGORY IS ALSO USED FOR DEBT SUBORDINATED TO SENIOR DEBT THAT IS ASSIGNED AN ACTUAL OR IMPLIED BB-RATING.

CCC: Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC: Bonds rated CC are typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC bond rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- bond rating.

THE C RATING MAY BE USED TO COVER A SITUATION WHERE A BANKRUPTCY PETITION HAS BEEN FILED BUT DEBT SERVICE PAYMENTS ARE CONTINUED.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized. The ratings from AA to B may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

S&P applies "+" and "-" modifiers in each generic rating classification in its corporate bond rating system. The modifier "+" indicates that the security ranks in the higher end of its generic rating category; the modifier "-" indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S RATINGS

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered as medium-grade obligations, i.e, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.